DuPont and Dow Announce Conditional Approval from European Commission March 27, 2017

SEC Disclosure Rules Cautionary Notes on Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, risks related to the agreement entered on December 11, 2015, between Dow and DuPont pursuant to which the companies have agreed to effect an all-stock merger of equals, including the completion of the proposed transaction on anticipated terms and timing, the ability to fully and timely realize the expected benefits of the proposed transaction and risks related to the intended business separations contemplated to occur after the completion of the proposed transaction. Important risk factors relating to the proposed transaction and intended business separations include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the various approvals, authorizations and declarations of non-objection from certain regulatory and governmental authorities may not be obtained, on a timely basis or otherwise, including that these regulatory or governmental agencies may impose conditions on the granting of such approvals, including requiring the respective Dow and DuPont businesses to divest certain assets if necessary in order to obtain certain regulatory approvals or otherwise limiting the ability of the combined company to integrate parts of the DuPont and Dow businesses, (iii) the ability of Dow and DuPont to integrate the business successfully and to achieve anticipated synergies, risks and costs and pursuit and/or implementation of the potential separations, including anticipated timing, any changes to the configuration of businesses included in the potential separation if implemented, (iv) the intended separation of the agriculture, material science and specialty products businesses of the combined company post-mergers in one or more tax efficient transactions on anticipated terms and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances, disruptions in the financial markets or other potential barriers, (v) continued availability of capital and financing and rating agency actions, (vi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect DuPont’s financial performance, and (vii) certain restrictions during the pendency of the merger that may impact DuPont’s ability to pursue certain business opportunities or strategic transactions. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement of Dow and DuPont and the prospectus of DowDuPont included in the definitive registration statement on Form S-4 (File No. 333-209869), (as amended, the Registration Statement). While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Dow nor DuPont assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. 1

DowDuPont's Strong Global Pure-Play Agriculture Business

Agriculture Business Before Planned Divestiture


Dow Agriculture
DuPont Agriculture
Seeds & Traits
Crop Protection

DuPont Agriculture Planned Divestiture

Planned Divestiture to Include:

— DuPont's cereal broadleaf herbicides portfolio

— DuPont's chewing insecticides portfolio: Rynaxypyr®, Cyazypyr® and Indoxacarb

— DuPont's Crop Protection research and development pipeline and organization, excluding seed treatment, nematicides, and late-stage R&D programs[1], which DuPont will continue to develop and bring to market, and excluding personnel needed to support marketed products and R&D programs that will remain with DuPont

Agriculture Business After Planned Divestiture


Dow Agriculture
DuPont Agriculture
Seeds & Traits
Crop Protection

DowDuPont's Agriculture Business Will Have:

— A strong, balanced, pure-play profile with a comprehensive and diverse seed, trait, and crop protection portfolio and exceptional growth opportunity

— Strong IP-protected portfolio of crop protection assets, including insect control, cereal weed control, broadleaf and grass control, and disease control

— Industry-leading soy and corn selective herbicide offering and strong market share position in cereal crops

— Integrated approach to increase crop productivity by leveraging innovative technologies on a foundation of agronomic, biotechnology, and digital solutions

— Enhanced scale, multiple routes-to-market enabling deeper customer intimacy and delivery of complete crop productivity solutions

Dow DUPONT

1 Late-stage defined as pipeline in the following phases: (3) Advanced Development, (4) Pre-Launch, and (L) Launch, as outlined in the presentation at the Bank of America Merrill Lynch conference on March 1, 2017.

2

Combination Creates Step-change Capability to Drive Crop Productivity Strong portfolio of seed and crop protection solutions to increase grower profitability• Broad Seed Offering to Drive Yield Improvements — Leading seed portfolio based on elite germplasm delivered through traditional and advanced breeding techniques — Strong, diverse trait offerings • Innovative Crop Protection Portfolio — Broad portfolio of herbicide, insecticide, and fungicide offerings — Comprehensive pipeline addressing global resistance — Leadership position in diverse markets globally • Expanding Portfolio of Diverse Technologies — Robust seed treatment offering leveraging seed, crop protection and development expertise — Prominent digital ag offering providing solid grower returns checkbld checkbld checkbld Planned divestiture maintains the strategic logic and value creation potential of the merger 2016 Seed Sales 2016 Crop Protection Sales After Planned Divestiture Corn Soy Other Herbicide Fungicide Insecticide 3